                                                                    EXHIBIT 99.2

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 CHARLESTON, WV
                               STOCK SYMBOL: UBSI
                    (IN THOUSANDS EXCEPT FOR PER SHARE DATA)

CONSOLIDATED STATEMENTS OF INCOME
                                                            THREE MONTHS ENDED                     SIX MONTHS ENDED
                                                 -------------------------------------         ------------------------
                                                   JUNE           JUNE          MARCH            JUNE            JUNE
                                                   2004           2003          2004             2004            2003
                                                 -------        -------        -------         --------        --------

INTEREST & LOAN FEES INCOME                      $70,960        $65,656        $71,151         $142,111        $137,367
Tax Equivalent Adjustment                          3,287          2,456          2,515            5,802           5,022
                                                 -------        -------        -------         --------        --------
     Interest & Fees Income (FTE)                 74,247         68,112         73,666          147,913         142,389
Interest Expense                                  21,715         22,627         21,400           43,115          51,066
                                                 -------        -------        -------         --------        --------
     Net Interest Income (FTE)                    52,532         45,485         52,266          104,798          91,323

LOAN LOSS PROVISION                                  539          2,296          1,357            1,896           3,751

NON-INTEREST INCOME:
  Inv. Securities Transactions                       106            931            714              820           1,797
  Fees from trust & brokerage services             2,663          2,462          2,570            5,233           4,737
  Fees from deposit services                       7,774          7,215          7,397           15,171          13,892
  Other charges, commissions, and fees             1,282          1,076          1,086            2,368           2,049
  Income from Mortgage Banking Operations            242            723            168              410           1,495
  Other Non-Interest Revenue                       1,634          1,188          1,628            3,262           1,549
                                                 -------        -------        -------         --------        --------
     Total Non-Interest Income                    13,701         13,595         13,563           27,264          25,519
                                                 -------        -------        -------         --------        --------

NON-INTEREST EXPENSE:
  Staff Expense                                   14,562         13,468         14,111           28,673          26,310
  Occupancy & Equipment                            3,033          2,840          3,213            6,246           5,728
  Other Expenses                                  10,868         10,634         11,307           22,175          20,818
  Amortization of Intangibles                        683            424            750            1,433             858
  OREO Expense                                       165            (8)             84              249             240
  FDIC Expense                                       162            279            159              321             568
                                                 -------        -------        -------         --------        --------
     Total Non-Interest Expense                   29,473         27,637         29,624           59,097          54,522
                                                 -------        -------        -------         --------        --------
INCOME FROM CONTINUING OPERATIONS
    BEFORE INCOME TAXES (FTE)                     36,221         29,147         34,848           71,069          58,569

Tax Equivalent Adjustment                          3,287          2,456          2,515            5,802           5,022
                                                 -------        -------        -------         --------        --------
INCOME FROM CONTINUING OPERATIONS
    BEFORE INCOME TAXES                           32,934         26,691         32,333           65,267          53,547

Taxes                                             10,477          8,114          9,726           20,203          16,271
                                                 -------        -------        -------         --------        --------
INCOME FROM CONTINUING OPERATIONS                 22,457         18,577         22,607           45,064          37,276

INCOME FROM DISCONTINUED OPERATIONS
    BEFORE INCOME TAXES                            2,445          5,889          1,243            3,688          11,236

Taxes                                                688          1,661            346            1,034           3,164
                                                 -------        -------        -------         --------        --------
INCOME FROM DISCONTINUED OPERATIONS                1,757          4,228            897            2,654           8,072
                                                 -------        -------        -------         --------        --------
NET INCOME                                       $24,214        $22,805        $23,504         $ 47,718        $ 45,348
                                                 =======        =======        =======         ========        ========

MEMO: EFFECTIVE TAX RATE                          31.56%         30.00%         30.00%           30.80%          30.00%

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 CHARLESTON, WV
                               STOCK SYMBOL: UBSI
                    (IN THOUSANDS EXCEPT FOR PER SHARE DATA)

STATEMENTS OF INCOME FOR DISCONTINUED OPERATIONS

                                                               THREE MONTHS ENDED                           SIX MONTHS ENDED
                                                       ---------------------------------------         -----------------------
                                                        JUNE             JUNE            MARCH           JUNE            JUNE
                                                        2004             2003             2004           2004            2003
                                                       ------          -------          ------         -------         -------
INTEREST & LOAN FEES INCOME                            $3,927          $ 8,605          $2,923         $ 6,850         $14,118
Interest Expense                                          971            3,940             572           1,543           5,096
                                                       ------          -------          ------         -------         -------
     Net Interest Income                                2,956            4,665           2,351           5,307           9,022

NON-INTEREST INCOME:
  Charges, commissions, and fees                          351              653             214             565           1,124
  Income from Mortgage Banking Operations               8,899           13,544           6,280          15,179          24,744
                                                       ------          -------          ------         -------         -------
     Total Non-Interest Income                          9,250           14,197           6,494          15,744          25,868
                                                       ------          -------          ------         -------         -------

NON-INTEREST EXPENSE:
  Staff Expense                                         7,749           10,721           5,825          13,574          19,510
  Occupancy & Equipment                                   496              424             489             985             852
  Other Expenses                                        1,516            1,828           1,288           2,804           3,292
                                                       ------          -------          ------         -------         -------
     Total Non-Interest Expense                         9,761           12,973           7,602          17,363          23,654
                                                       ------          -------          ------         -------         -------

INCOME FROM DISCONTINUED OPERATIONS
    BEFORE INCOME TAXES                                 2,445            5,889           1,243           3,688          11,236

Taxes                                                     688            1,661             346           1,034           3,164
                                                       ------          -------          ------         -------         -------

INCOME FROM DISCONTINUED OPERATIONS                    $1,757          $ 4,228          $  897         $ 2,654         $ 8,072
                                                       ======          =======          ======         =======         =======

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 CHARLESTON, WV
                               STOCK SYMBOL: UBSI
                    (IN THOUSANDS EXCEPT FOR PER SHARE DATA)

CONSOLIDATED BALANCE SHEETS
                                            JUNE 30           JUNE 30
                                             2004              2003            JUNE 30         DECEMBER 31          JUNE 30
                                         Q-T-D AVERAGE     Q-T-D AVERAGE        2004               2003              2003
                                         -------------     -------------     ----------       ------------         ----------

Cash & Cash Equivalents                   $  188,333        $  181,817       $  223,606         $  254,941         $  176,815

Securities Available for Sale              1,220,937         1,059,398        1,172,897          1,266,635          1,055,532
Held to Maturity Securities                  235,630           260,481          234,208            243,975            258,272
                                          ----------        ----------       ----------         ----------         ----------
  Total Securities                         1,456,567         1,319,879        1,407,105          1,510,610          1,313,804
                                          ----------        ----------       ----------         ----------         ----------
     Total Cash and Securities             1,644,900         1,501,696        1,630,711          1,765,551          1,490,619
                                          ----------        ----------       ----------         ----------         ----------
  Loans held for sale                        206,026           437,935          217,971            181,186            548,767

  Commercial Loans                         2,314,437         1,830,901        2,324,328          2,249,176          1,851,345
  Mortgage Loans                           1,522,013         1,306,109        1,577,247          1,453,131          1,306,502
  Consumer Loans                             405,579           348,942          415,410            393,712            357,460
                                          ----------        ----------       ----------         ----------         ----------
     Loans, net of unearned income         4,242,029         3,485,952        4,316,985          4,096,019          3,515,307

Allowance for Loan Losses                   (50,592)          (46,591)         (50,502)           (50,432)           (46,844)

Goodwill                                     167,587            89,600          167,283            169,655             89,596
Other Intangibles                              8,477             5,252            8,112              9,546              5,012
                                          ----------        ----------       ----------         ----------         ----------
   Total Intangibles                         176,064            94,852          175,395            179,201             94,608

Real Estate Owned                              3,783             4,176            3,599              3,203              3,834
Other Assets                                 211,865           124,848          228,643            204,271            146,715
                                          ----------        ----------       ----------         ----------         ----------
     TOTAL ASSETS                         $6,434,075        $5,602,868       $6,522,802         $6,378,999         $5,753,006
                                          ==========        ==========       ==========         ==========         ==========

MEMO: EARNING ASSETS                      $5,893,706        $5,245,649       $6,009,731         $5,825,527         $5,392,191
                                          ==========        ==========       ==========         ==========         ==========

Interest-bearing Deposits                 $3,291,816        $3,056,808       $3,393,672         $3,244,860         $2,992,378
Noninterest-bearing Deposits                 882,023           727,948          961,766            937,512            859,589
                                          ----------        ----------       ----------         ----------         ----------
   Total Deposits                          4,173,839         3,784,756        4,355,438          4,182,372          3,851,967

Short-term Borrowings                        717,184           502,444          650,397            661,942            534,470
Long-term Borrowings                         862,126           715,815          836,397            858,174            757,938
                                          ----------        ----------       ----------         ----------         ----------
   Total Borrowings                        1,579,310         1,218,259        1,486,794          1,520,116          1,292,408

Other Liabilities                             47,684            51,001           68,469             61,320             61,537
                                          ----------        ----------       ----------         ----------         ----------
     TOTAL LIABILITIES                     5,800,833         5,054,016        5,910,701          5,763,808          5,205,912

Common Equity                                633,242           548,852          612,101            615,191            547,094
                                          ----------        ----------       ----------         ----------         ----------
     TOTAL SHAREHOLDERS' EQUITY              633,242           548,852          612,101            615,191            547,094
                                          ----------        ----------       ----------         ----------         ----------
TOTAL LIABILITIES & EQUITY                $6,434,075        $5,602,868       $6,522,802         $6,378,999         $5,753,006
                                          ==========        ==========       ==========         ==========         ==========

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 CHARLESTON, WV
                               STOCK SYMBOL: UBSI
                    (IN THOUSANDS EXCEPT FOR PER SHARE DATA)

                                                                         THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                           ----------------------------------------      -------------------------
                                                              JUNE           JUNE         MARCH             JUNE           JUNE
QUARTERLY/YEAR-TO-DATE SHARE DATA:                            2004           2003          2004             2004           2003
                                                           ----------     ----------    ----------       ----------     ----------

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
     Basic                                                      $0.52          $0.45         $0.52            $1.03          $0.90
     Diluted                                                    $0.51          $0.44         $0.51            $1.02          $0.88

EARNINGS PER SHARE FROM DISCONTINUED OPERATIONS:
     Basic                                                      $0.04          $0.10         $0.02            $0.06          $0.19
     Diluted                                                    $0.04          $0.10         $0.02            $0.06          $0.19

EARNINGS PER SHARE:
     Basic                                                      $0.56          $0.55         $0.54            $1.09          $1.09
     Diluted                                                    $0.55          $0.54         $0.53            $1.08          $1.07

COMMON DIVIDEND DECLARED PER SHARE                              $0.25          $0.25         $0.25            $0.50          $0.50

High Common Stock Price                                        $33.67         $30.93        $31.60           $33.67         $30.93
Low Common Stock Price                                         $29.15         $27.40        $29.36           $29.15         $26.58

AVERAGE SHARES OUTSTANDING: (NET OF TREASURY STOCK):
     Basic                                                 43,511,510     41,597,646    43,680,837       43,595,898     41,752,969
     Diluted                                               44,005,011     42,067,728    44,258,584       44,131,285     42,220,476

MEMORANDUM ITEMS:

Tax Applicable to Security Transactions                           $37           $326          $250             $287           $629

Common Dividends                                              $10,867        $10,372       $10,916          $21,783        $20,798


                                                                                          JUNE              JUNE           MARCH
EOP SHARE DATA:                                                                           2004              2003           2004
                                                                                        ----------       ----------     ----------

Book Value Per Share                                                                        $14.09           $13.20         $14.34
Tangible Book Value Per Share                                                               $10.06           $10.91         $10.30

52-week High Common Stock Price                                                             $33.67           $31.65         $31.61
    Date                                                                                  06/24/04         08/20/02       09/08/03
52-week Low Common Stock Price                                                              $28.37           $24.88         $27.40
    Date                                                                                  07/01/03         07/24/02       04/01/03

EOP SHARES OUTSTANDING (NET OF TREASURY STOCK):                                         43,430,523       41,461,389     43,627,204

MEMORANDUM ITEMS:

EOP Employees (full-time equivalent)                                                         1,577            1,509          1,549

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 CHARLESTON, WV
                               STOCK SYMBOL: UBSI
                    (IN THOUSANDS EXCEPT FOR PER SHARE DATA)

                                                                    THREE MONTHS ENDED                      SIX MONTHS ENDED
                                                        --------------------------------------           ---------------------
                                                        JUNE           JUNE              MARCH            JUNE            JUNE
                                                        2004           2003              2004             2004            2003
                                                        -----          -----             -----           -----           -----
SELECTED YIELDS AND NET INTEREST MARGIN:

Loans                                                   5.61%          6.26%             5.75%           5.68%           6.33%
Investment Securities                                   4.58%          4.85%             4.50%           4.55%           5.11%
Money Market Investments/FFS                            1.12%          1.78%             2.81%           1.48%           1.32%
   Average Earning Assets Yield                         5.32%          5.86%             5.42%           5.37%           5.93%
Interest-bearing Deposits                               1.38%          1.77%             1.37%           1.37%           1.95%
Short-term Borrowings                                   0.93%          1.67%             0.97%           0.95%           1.68%
Long-term Borrowings                                    4.54%          6.15%             4.47%           4.51%           6.17%
   Average Liability Costs                              1.87%          2.49%             1.87%           1.87%           2.61%
     Net Interest Spread                                3.45%          3.37%             3.55%           3.50%           3.32%
     Net Interest Margin                                3.77%          3.83%             3.86%           3.82%           3.79%

SELECTED FINANCIAL RATIOS:

Return on Average Common Equity                        15.38%         16.67%            15.19%          15.28%          16.67%
Return on Average Assets                                1.51%          1.63%             1.52%           1.51%           1.62%
Efficiency Ratio                                       49.00%         52.19%            49.20%          49.10%          51.41%

                                                                                         JUNE            JUNE           MARCH
                                                                                         2004            2003           2004
                                                                                        ------          ------         -------
Loan / Deposit Ratio                                                                    99.12%          91.26%         101.31%
Loan Loss Reserve / Loans, net of unearned income                                        1.17%           1.33%           1.20%
Nonaccrual Loans / Loans, net of unearned income                                         0.16%           0.22%           0.16%
90-Day Past Due Loans/ Loans, net of unearned income                                     0.23%           0.17%           0.22%
Non-performing Loans/ Loans, net of unearned income                                      0.39%           0.38%           0.38%
Non-performing Assets/ Total Assets                                                      0.31%           0.30%           0.30%
Primary Capital Ratio                                                                   10.08%          10.24%          10.43%
Shareholders' Equity Ratio                                                               9.38%           9.51%           9.73%
Price / Book Ratio                                                                       2.31x           2.17x           2.13x
Price / Earnings Ratio                                                                  15.03x          13.33x          14.36x

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 CHARLESTON, WV
                               STOCK SYMBOL: UBSI
                    (IN THOUSANDS EXCEPT FOR PER SHARE DATA)


                                                       JUNE           JUNE            DECEMBER          MARCH
CREDIT QUALITY DATA:                                   2004           2003              2003             2004
                                                      -------        -------          --------         -------

EOP Non-Accrual Loans                                 $ 6,966        $ 7,595           $ 7,523         $ 6,555
EOP 90-Day Past Due Loans                               9,843          5,817            11,052           9,167
                                                      -------        -------           -------         -------
   Total EOP Non-performing Loans                     $16,809        $13,412           $18,575         $15,722

EOP Other Real Estate & Assets Owned                    3,599          3,834             3,203           3,312
                                                      -------        -------           -------         -------
   Total EOP Non-performing Assets                    $20,408        $17,246           $21,778         $19,034
                                                      =======        =======           =======         =======

                                                             THREE MONTHS ENDED                       SIX MONTHS ENDED
                                                   --------------------------------------        -----------------------
                                                    JUNE           JUNE           MARCH            JUNE            JUNE
                                                    2004           2003           2004             2004            2003
                                                   -------       -------         -------         -------         -------
CHARGE-OFF ANALYSIS:
Gross Charge-offs                                  $(1,076)      $(2,737)        $(1,762)        $(2,838)        $(4,993)
Recoveries                                             565           300             447           1,012             699
                                                   -------       -------         -------         -------         -------
Net Charge-offs                                    $  (511)      $(2,437)        $(1,315)        $(1,826)        $(4,294)
                                                   =======       =======         =======         =======         =======